                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

  Each of the undersigned does hereby appoint CELIA A. COLBERT, MARY M. McDONALD and KENNETH C. FRAZIER and each of them, severally, his/her true and lawful attorney or attorneys to execute on behalf of the undersigned (whether on behalf of the Company, or as an officer or director thereof, or by attesting the seal of the Company, or otherwise) the Form l0-K Annual Report of Merck & Co., Inc. for the fiscal year ended December 3l, l997 under the Securities Exchange Act of l934, including amendments thereto and all exhibits and other documents in connection therewith.

  IN WITNESS WHEREOF, this instrument has been duly executed as of the 24th day of February, l998.

                                          Merck & Co., Inc.

                                                 /s/ Raymond V. Gilmartin
                                          By___________________________________
                                                   RAYMOND V. GILMARTIN
                                             (CHAIRMAN OF THE BOARD, PRESIDENT
                                               AND CHIEF EXECUTIVE OFFICER)

      /s/ Raymond V. Gilmartin            Chairman of the Board, President and
-------------------------------------     Chief Executive Officer (Principal
        RAYMOND V. GILMARTIN              Executive Officer; Director)

         /s/ Judy C. Lewent               Senior Vice President and Chief
-------------------------------------     Financial Officer (Principal
           JUDY C. LEWENT                 Financial Officer)

         /s/ Peter E. Nugent              Vice President, Controller
-------------------------------------     (Principal Accounting Officer)
           PETER E. NUGENT

                                   DIRECTORS

          /s/ Derek Birkin                          /s/ Lloyd C. Elam
-------------------------------------     -------------------------------------
            DEREK BIRKIN                              LLOYD C. ELAM


       /s/ Lawrence A. Bossidy                    /s/ William N. Kelley
-------------------------------------     -------------------------------------
         LAWRENCE A. BOSSIDY                        WILLIAM N. KELLEY


        /s/ William G. Bowen                     /s/ Edward M. Scolnick
-------------------------------------     -------------------------------------
          WILLIAM G. BOWEN                         EDWARD M. SCOLNICK


        /s/ Johnnetta B. Cole                      /s/ Samuel O. Thier
-------------------------------------     -------------------------------------
          JOHNNETTA B. COLE                          SAMUEL O. THIER


        /s/ Carolyne K. Davis
-------------------------------------
          CAROLYNE K. DAVIS

                                                                     EXHIBIT 24

  I, Nancy V. Van Allen, Assistant Secretary of MERCK & CO., Inc., a Corporation duly organized and existing under the laws of the State of New Jersey, do hereby certify that the following is a true copy of a resolution adopted at a meeting of the Directors of said Corporation held in New York City, New York, on February 24, l998, duly called in accordance with the provisions of the By-Laws of said Corporation, and at which a quorum of Directors was present:

  "Special Resolution No. 8--1998

    RESOLVED, that the proposed form of Form l0-K Annual Report of the Company for the fiscal year ended December 3l, l997 presented to this meeting is hereby approved with such changes as the proper officers of the Company, with the advice of counsel, deem appropriate; and

    RESOLVED, that each officer and director who may be required to execute the aforesaid Form l0-K Annual Report or any amendments thereto (whether on behalf of the Company or as an officer or director thereof, or by attesting the seal of the Company, or otherwise) is hereby authorized to execute a power of attorney appointing Celia A. Colbert, Mary M. McDonald and Kenneth
  C. Frazier and each of them, severally, his/her true and lawful attorney or attorneys to execute in his/her name, place and stead (in any such capacity) such Form l0-K Annual Report and any and all amendments thereto and any and all exhibits and other documents necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission, each of said attorneys to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of said officers and directors, or both, as the case may be, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as any such officer or director might or could do in person."

  IN WITNESS WHEREOF, I have hereunto subscribed my signature and affixed the seal of the Corporation this 20th day of March, l998.

[Corporate Seal]                                   /s/ Nancy V. Allen
                                     ------------------------------------------
                                                   Nancy V. Van Allen
                                                   Assistant Secretary


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